UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2023

HIGHLANDS REIT, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55580	81-0862795
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 South Dearborn Street, 20th Floor Chicago, IL 60603
(Address of Principal Executive Offices, Including Zip Code)

312-583-7990
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act: Common Stock

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 24, 2023, Highlands REIT, Inc. (“Highlands,” the “Company,” “we,” “us” or “our”) announced that it is commencing a modified “Dutch Auction” self-tender offer to purchase for cash up to $20 million in value of shares of the Company’s common stock (the “Offer”).

In accordance with the terms and subject to the conditions of the offer to purchase and letter of transmittal, Highlands will select the lowest price, which will not exceed $0.17 or be less than $0.12 per share (the “Purchase Price”), net to the seller in cash, less any applicable withholding taxes and without interest, that will enable the Company to purchase up to the maximum number of shares of common stock having an aggregate purchase price not exceeding $20 million. All shares purchased by the Company pursuant to the Offer will be purchased at the same price. Highlands expects to fund the Offer with cash on hand.

The Offer will expire at 11:59 P.M., New York City time, on November 21, 2023, unless the Offer is extended or withdrawn. Upon expiration, payment for the shares of common stock accepted for purchase under the Offer will occur promptly in accordance with applicable law.

If, based on the purchase price, shares having an aggregate value of less than $20 million are properly tendered and not properly withdrawn, the Company will purchase all shares properly tendered and not properly withdrawn. If more than $20 million in value of shares are properly tendered and not properly withdrawn, the Company will purchase shares in the following order of priority: (a) first, the Company will purchase all the shares properly tendered at or below the price ultimately determined to be the Purchase Price and not properly withdrawn by any “odd lot holder” (a stockholder that owns in the aggregate less than 100 shares) that tenders all of such stockholder’s shares; and (b) second, after the purchase of all the shares properly tendered and not properly withdrawn by odd lot holders, the Company will purchase all other shares properly tendered and not properly withdrawn at or below the price ultimately determined to be the Purchase Price, on a pro rata basis with appropriate adjustments to avoid the purchase of fractional shares. The Company will have the ability to increase the number of shares accepted for payment in the offer by up to 2% of the Company’s outstanding shares (resulting in a proportionate increase in the dollar volume by up to approximately $2.1 million assuming a purchase price at the low end of the range or $3.0 million assuming a purchase price at the high end of the range) without amending or extending the offer in accordance with rules promulgated by the Securities and Exchange Commission (the “SEC”).

The Company’s board of directors has approved the Offer. None of the Company, its board of directors, Computershare Trust Company, N.A. in its capacity as Depositary and Paying Agent, nor Georgeson LLC in its capacity as Information Agent, or any of their respective affiliates, however, made, or is making, any recommendation to any stockholder as to whether to tender or refrain from tendering his, her or its shares or as to the price or prices at which any stockholder may choose to tender his, her or its shares. Each stockholder must make his, her or its own decision whether to tender shares, how many shares to tender and the price or prices at which to tender.

Any questions or requests for assistance may be directed to Georgeson LLC, the Information Agent for the Offer, by telephone toll-free at 800-905-7281. Requests for copies of the offer to purchase, the letter of transmittal or other tender offer materials may also be directed to Georgeson LLC, and such copies will be furnished promptly at the Company’s expense. Stockholders may also contact their broker-dealer, commercial bank, trust company, custodian or other nominee for assistance concerning the Offer.

Important Notice

This communication is a summary provided for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities of the Company. The full details of the modified “Dutch Auction” tender offer, including complete instructions on how to tender shares, will be included in the offer to purchase, the letter of transmittal and other related materials, which the Company will publish, send or give to stockholders upon commencement of the tender offer, and file with the SEC. Stockholders are urged to read carefully the offer to purchase, the letter of transmittal and other related materials when they become available because they contain important information, including the terms and conditions of the Offer. Stockholders may obtain free copies of the offer to purchase, the letter of transmittal and other related materials after they are filed by the Company with the SEC at the SEC’s website at www.sec.gov. Each stockholder should consult with its tax advisor, broker, dealer, commercial bank, trust company, custodian or other nominee to evaluate the consequences of tendering or selling shares in the Offer.

Forward-Looking Statements

This communication contains forward-looking statements based upon our current expectations, estimates and assumptions that involve risks and uncertainties. within the meaning of the federal securities laws. These statements include statements about Highlands’ plans, objectives, strategies, financial performance and outlook, trends, the amount and timing of future cash distributions, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual financial results, performance, achievements or prospects may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “guidance,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” “illustrative” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by Highlands and its management based on their knowledge and understanding of the business and industry, are inherently uncertain. These statements are not guarantees of future performance, and stockholders should not place undue reliance on forward-looking statements. There are a number of risks, uncertainties and other important factors, many of which are beyond our control, that could cause our actual results to differ materially from the forward-looking statements contained in this communication. Such risks, uncertainties and other important factors include, among others: the risks, uncertainties and factors set forth in our filings with the SEC, including our Annual Report on Form 10-K; business, financial and operating risks inherent to real estate investments and the industry; our ability to renew leases, lease vacant space, or re-lease space as leases expire; our ability to repay or refinance our debt as it comes due; difficulty selling or re-leasing our investment properties due to their specific characteristics; contraction in the global economy or low levels of economic growth; our ability to sell our assets at a price and on a timeline consistent with our investment objectives, or at all; our ability to service our debt; changes in interest rates and operating costs; compliance with regulatory regimes and local laws; uninsured or underinsured losses, including those relating to natural disasters or terrorism; domestic or international instability or political or civil unrest, including the ongoing hostilities between Russia and Ukraine and its worldwide economic impact; the amount of debt that we currently have or may incur in the future; provisions in our debt agreements that may restrict the operation of our business; our organizational and governance structure; our status as a REIT; the cost of compliance with and liabilities under environmental, health and safety laws; adverse litigation judgments or settlements; changes in real estate and zoning laws and increase in real property tax rates; changes in federal, state or local tax law, including legislative, administrative, regulatory or other actions affecting REITs; changes in governmental regulations or interpretations thereof; and estimates relating to our ability to make distributions to our stockholders in the future.

These factors are not necessarily all the important factors that could cause our actual financial results, performance, achievements or prospects to differ materially from those expressed in or implied by any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and we do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Highlands REIT, Inc.

Date:	October 24, 2023	By:	/s/ Robert J. Lange
Name: Robert J. Lange
Title: Executive Vice President, Chief Operating Officer, General Counsel and Secretary